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                     PROSPECTUS SUPPLEMENT -- JULY 16, 2010

FUND (PROSPECTUS EFFECTIVE DATE)                                      PROSPECTUS MATERIAL NUMBER
RIVERSOURCE GLOBAL BOND FUND (DEC. 30, 2009)                                        S-6309-99 AF
THREADNEEDLE GLOBAL EQUITY FUND (DEC. 30, 2009)                                     S-6334-99 AH
THREADNEEDLE GLOBAL EQUITY INCOME FUND (DEC. 30, 2009)                              S-6525-99 AH
THREADNEEDLE GLOBAL EXTENDED ALPHA FUND (DEC. 30, 2009)                             S-6527-99 AH


RIVERSOURCE GLOBAL BOND FUND (THE FUND)

The first paragraph under the caption Principal Investment Strategies is hereby replaced with the following:

The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and /or capital appreciation by buying below investment-grade bonds (junk bonds). The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in debt obligations of foreign governments, and companies that
(a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

THREADNEEDLE GLOBAL EQUITY FUND (THE FUND)

The first paragraph under the caption Principal Investment Strategies is hereby replaced with the following:

Under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities, including companies located in developed and emerging countries. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

THREADNEEDLE GLOBAL EQUITY INCOME FUND (THE FUND)

The first paragraph under the caption Principal Investment Strategies is hereby replaced with the following:

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities. The securities in which the Fund invests will typically include dividend-paying common and preferred stocks that produce current income or that offer potential to produce income. The Fund may invest in equity securities of companies located in developed and emerging markets. The Fund may invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.


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S-6309-7 A (7/10)

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THREADNEEDLE GLOBAL EXTENDED ALPHA FUND (THE FUND)

The first paragraph under the caption Principal Investment Strategies is hereby replaced with the following:

Under normal market conditions, the Fund will invest primarily in equity securities, including at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S. The Fund may invest in equity securities of companies located in developed and emerging markets. The Fund will hold both long and short positions. A long position is an ordinary purchase of a security. When the Fund takes a short position, it sells a security that it has borrowed in anticipation of a decline in the price of the security. The investment manager is able to invest the proceeds from its short positions in additional long positions, 'extending' the equity exposure of the Fund in an effort to achieve an enhanced level of 'alpha.' Alpha represents how much the Fund's return is attributable to the investment manager's ability to deliver above-average returns, adjusted for risk. To complete a short sale transaction, the Fund buys back the same security in the market and returns it to the lender. If the price of the security falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. Both long and short positions may be obtained through buying or selling individual securities or creating similar long or short exposure through the use of derivative instruments.

S-6309-7 A (7/10)